AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

                                  PAMIDA, INC.
                                  8800 F Street
                              Omaha, Nebraska 68127

                            SEAWAY IMPORTING COMPANY
                                  8800 F Street
                              Omaha, Nebraska 68127

                                   May 8, 1997


Congress Financial Corporation (Southwest)
1201 Main Street
Dallas, Texas  75250

BankAmerica Business Credit, Inc.
40 East 52nd Street
New York, New York  10017

Gentlemen:

     Congress Financial Corporation (Southwest), a Texas corporation in its individual capacity ("Congress"), BankAmerica Business Credit, Inc., formerly known as BA Business Credit Inc., a Delaware corporation ("BABC," together with Congress each individually a "Lenders" and collectively, "Lenders"), Pamida, Inc., a Delaware corporation ("Pamida"), Seaway Importing Company, a Nebraska corporation ("Seaway, " together with Pamida, collectively, "Borrowers") and Congress Financial Corporation (Southwest), a Texas corporation, as Agent for Lenders (in such capacity, "Agent") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated March 30, 1993, by and among Agent, Lenders and Borrowers (as amended by Amendment No. 1 to Loan and Security Agreement dated as of January 23, 1995, Amendment No. 2 to Loan and Security Agreement dated as of January 28, 1996, Amendment No. 3 to Loan and Security Agreement dated as of September 16, 1996, Amendment No. 4 to Loan and Security Agreement dated as of January 31, 1997 and Amendment No. 5 to Loan and Security Agreement dated as of March 17, 1997 and as amended hereby, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrowers have requested certain amendments to the amounts of Consolidated Adjusted Cash Flow (as defined in the Loan Agreement) which Borrowers are required to maintain and Agent and Lenders are willing to amend such covenants of the Financing Agreements, subject to the terms and conditions contained herein. By this Amendment, Agent, Lenders and Borrowers desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

1. CONSOLIDATED ADJUSTED CASH FLOW. Section 6.21 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

     "6.21 Consolidated Adjusted Cash Flow. For any fiscal year ending on the Sunday nearest January 31 of each calendar year, Pamida and its Subsidiaries shall not permit Consolidated Adjusted Cash Flow to be less than the amount indicated for the following periods:

                  DATE                                   AMOUNT
     ------------------------------------            ------------
     (i)   The fiscal quarter ending
           on or about April 30                      ($10,500,000)

     (ii)  The two (2) fiscal quarters,
           cumulatively, ending on or
           about July 31                             ($ 9,500,000)

     (iii) The three (3) fiscal quarters,
           cumulatively, ending on or
           about October 31                          ($ 6,500,000)

     (iv)  The four (4) fiscal quarters,
           cumulatively, ending on or
           about January 31                          $  3,500,000

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Agent and Lenders pursuant to the Financing Agreements, Borrowers hereby represent, warrant and covenant with and to Agent and Lenders as follows (which representations, warranties and covenant are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

     (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

     (b) This Amendment has been duly authorized, executed and delivered by each of Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of each of Borrowers contained herein constitute legal, valid and binding obligations of each of Borrowers enforceable against each of Borrowers in accordance with their respective terms.

     (c) All required consents or approvals of any persons other than Lenders and Agent to the authorization, execution and delivery of this Amendment have been obtained by each of Borrowers and Guarantors, and the authorization, execution and delivery hereof does not violate or breach any provision of or constitute a default under any material indenture, mortgage, deed of trust, agreement or instrument to which any of Borrowers or Guarantors is or may be bound, including, without limitation, the Note Indenture.

3. CONDITIONS PRECEDENT. The effectiveness of the amendments contained herein shall be subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent on behalf of Lenders:

     (a) Agent shall have received, in form and substance satisfactory to Agent, an executed original of this Amendment, duly authorized, executed and delivered by each of Borrowers, Guarantors and BABC; and

     (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

4. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

5. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

6. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

7. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Agent and Lenders, shall become a binding agreement among Borrowers, Agent and Lenders.

                                        Very truly yours,

                                        PAMIDA, INC.

                                    By: /S/ GEORGE R. MIHALKO
                                 Title: SENIOR VICE PRESIDENT & CFO


                                        SEAWAY IMPORTING COMPANY

                                    By: /S/ GEORGE R. MIHALKO
                                Title:  SENIOR VICE PRESIDENT & CFO

AGREED:

CONGRESS FINANCIAL CORPORATION
(SOUTHJWEST), individually and as Agent

   By:  /S/  EDWARD FRANCO
Title:  SENIOR VICE PRESIDENT


BANKAMERICA BUSINESS CREDIT, INC.,
formerly known as BA Business Credit Inc.

   By:  /S/  PATRICK J. WILSON
Title:  VICE PRESIDENT


ACKNOWLEDGED AND AGREED:

PAMIDA HOLDINGS CORPORATION

   By:  /S/ GEORGE R. MIHALKO
Title:  SENIOR VICE PRESIDENT & CFO

PAMIDA TRANSPORTATION COMPANY

   By:  /S/ GEORGE R. MIHALKO
Title:  SENIOR VICE PRESIDENT & CFO